                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 19, 1998

                        ----------------------------

                         ASCEND COMMUNICATIONS, INC.
           (Exact name of registrant as specified in its charter)


            DELAWARE                       0-23774              94-3092033
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer)
 incorporation or organization)                             Identification No.)



                  ONE ASCEND PLAZA
              1701 HARBOR BAY PARKWAY                       94502
                ALAMEDA, CALIFORNIA
    (Address of principal executive offices)             (Zip Code)



     Registrant's telephone number, including area code:  (510) 769-6001

                               Not applicable.
                        ----------------------------
        (Former name or former address, if changed since last report)
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The undersigned Registrant hereby amends the following item of its Current
Report on Form 8-K filed October 23, 1998 for the event of October 19, 1998:

ITEM  7.  Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               (i) The following Stratus Computer, Inc. ("Stratus") documents filed with the Securities and Exchange Commission by Stratus are incorporated by reference in this Form 8-K/A:

                    1. Stratus' Annual Report on Form 10-K for the fiscal year ended December 28, 1997; and

                    2. Stratus' Quarterly Reports on Form 10-Q for the quarters ended March 29, 1998 and June 28, 1998.

          (b)  Pro forma financial information.

               (i) The following documents appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

                    1. Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1998;

                    2. Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 1997;

                    3. Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 1998; and

                    4. Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

          (c)  Exhibits.

               23.1  Consent of Ernst & Young LLP, Independent Auditors
                     (Boston).

               99.1  Unaudited Pro Forma Condensed Combined Financial
                     Information.
______________
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASCEND COMMUNICATIONS, INC.


                                       /s/ Michael F.G. Ashby
Date:  November 3, 1998            By:________________________________________
                                      Michael F.G. Ashby
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary
                                      (Principal Financial and Accounting
                                      Officer)
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                                 EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------
23.1                      Consent of Ernst & Young LLP, Independent Auditors
                          (Boston).

99.1                      Unaudited Pro Forma Condensed Combined Financial
                          Information.
______________